   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 20, 1998

                                             REGISTRATION NO. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------
                                    FORM S-3
                             REGISTRATION STATEMENT

                        UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                           FINLAY ENTERPRISES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                          5944                 13-3492802
(STATE OR OTHER JURISDICTION OF   (PRIMARY STANDARD INDUSTRIAL   (IRS EMPLOYER

 INCORPORATION OR ORGANIZATION)   CLASSIFICATION CODE NUMBER)   IDENTIFICATION
                                                                      NO.)

                            ------------------------
                                529 FIFTH AVENUE

                               NEW YORK, NY 10017
                                 (212) 808-2800

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,

        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------
                                BONNI G. DAVIS, ESQ.

                         SECRETARY AND CORPORATE COUNSEL

                               FINLAY ENTERPRISES, INC.

                                529 FIFTH AVENUE

                               NEW YORK, NY 10017
                                 (212) 808-2800

           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                            ------------------------

                                   Copies to:

         JAMES M. DUBIN, ESQ.                          ROBERT A. PROFUSEK, ESQ.
        EDWIN S. MAYNARD, ESQ.                        ROBERT A. ZUCCARO, ESQ.

PAUL, WEISS, RIFKIND, WHARTON & GARRISON              JONES, DAY, REAVIS & POGUE
    1285 AVENUE OF THE AMERICAS                         599 LEXINGTON AVENUE

        NEW YORK, NEW YORK 10019                       NEW YORK, NEW YORK 10022
             (212) 373-3000                                 (212) 326-3939

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-48567

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE


                                                              Proposed Maximum           Proposed Maximum
        Title of Each Class of         Amount to Be            Offering Price               Aggregate                   Amount of
    Securities to Be Registered       Registered(1)            Per Share(2)            Offering Price(2)            Registration Fee

Common Stock, par value $.01
per share                              230,000                $27.375                   $6,296,250                   $1,857

-------------
(1) Includes 30,000 shares issuable upon exercise of an over-allotment option granted to the Underwriters.

(2) Estimated pursuant to Rule 457 solely for purposes of calculating the registration fee.

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                          INCORPORATION BY REFERENCE
          OF REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-48567)

         Finlay Enterprises, Inc. (the 'Company') hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 333-48567), as amended (including the exhibits thereto), declared effective at approximately 4:00 p.m. on April 20, 1998 by the Securities and Exchange Commission.

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a) EXHIBITS                             DESCRIPTION

------------- ----------------------------------------------------------------
     5.1   -- Opinion of Paul, Weiss, Rifkind, Wharton & Garrison filed as
              Exhibit 5.1 to the Company's Registration Statement on Form S-3 (Registration No. 333-48567) and incorporated herein by reference.

    23.1* -- Consent of Arthur Andersen LLP

    23.2 -- Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).

    24.1 -- Power of Attorney, filed as Exhibit 24.1 to the Company's Registration Statement on Form S-3 (Registration No. 333-48567) and incorporated herein by reference.


-------------
* Filed herewith.

     (b) Financial Statement Schedules included separately in the Registration Statement.

         None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 20th day of April, 1998.

                                       FINLAY ENTERPRISES, INC.

                                       By: /s/BARRY D. SCHECKNER

                                           ------------------------------------
                                           Name: Barry D. Scheckner
                                           Title: Senior Vice President, and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

             NAME                           TITLE                    DATE

------------------------------  -----------------------------  -----------------

              *                 Chairman of the Board and       April 20, 1998
-------------------------------  Director
    David B. Cornstein

              *                 President, Chief Executive      April 20, 1998
-------------------------------  Officer, Vice Chairman and
     Arthur E. Reiner             Director (Principal Executive
                                  Officer)

/s/ BARRY D. SCHECKNER          Senior Vice President and       April 20, 1998
------------------------------- Chief Financial Officer
      Barry D. Scheckner         (Principal Financial Officer)

              *                 Treasurer (Principal            April 20, 1998

------------------------------- Accounting Officer)
      Bruce E. Zurlnick

             *                  Director                        April 20, 1998

-------------------------------
      Norman S. Matthews

              *                 Director                        April 20, 1998

------------------------------
     James Martin Kaplan

             NAME                           TITLE                    DATE

------------------------------  -----------------------------  -----------------

              *                 Director                       April 20, 1998

-------------------------------
      Rohit M. Desai

              *                 Director                       April 20, 1998

-------------------------------
      Thomas H. Lee

              *                 Director                       April 20, 1998

-------------------------------
      Warren C. Smith, Jr.

              *                 Director                       April 20, 1998
-------------------------------
      Hanne M. Merriman

*By: /s/ BARRY D. SCHECKNER

     -----------------------
     Name: Barry D. Scheckner
           Attorney-in-fact